                                                               January 10, 2000

To The Shareholder:

The Fund ended the quarter December 31, 1999 with a Net Asset Value of $19.90 per share. This represents a 10.4% decrease from $22.20 per share at the end of the March 31, 1999 Fiscal Year and an 11.4% decrease from $22.45 per share at December 31, 1998. On December 31, 1999, the Fund's closing stock price on the New York Stock Exchange was $16.1875 per share, representing an 18.7% discount to Net Asset Value.

The performance of the Fund is compared below to the average of the 18 other closed-end bond funds with which we have historically compared ourselves:


               Total Return-Percentage Change in Net Asset Value
                  Per Share with all Distributions Reinvested(1)
--------------------------------------------------------------------------------

                                 10 Years        5 Years         2 Years          1 Year         Quarter
                               to 12/31/99     to 12/31/99     to 12/31/99     to 12/31/99     to 12/31/99
                              -------------   -------------   -------------   -------------   ------------
1838 Bond Fund(2)             119.55%         41.53%          3.15%            -5.04%           0.43%
Average of 18 Other
 Closed-End Bond Funds(2)     121.36%         43.00%          5.49%            -1.56%          -0.07%
Salomon Bros. Bond Index(3)   123.13%         49.33%          2.50%            -7.46%          -0.79%

(1) This is historical information and should not be construed as indicative of any likely future performance.
(2) Source: Lipper Inc.
(3) Comprised of long-term AAA and AA corporate bonds; series has been changed to include mortgage-backed securities.

Long-term U.S. bond yields have risen for most of 1999. The benchmark U.S. Treasury 30-year bond began the year at 5.09% and rose to 6.48% at year-end. The price of the Fund's largest Treasury holding, 7.875% bonds due 2/15/21, correspondingly fell 15.2%. The Fund's shares have traded on the New York Stock Exchange at a wider discount to Net Asset Value per share than has been typical compared to the last few years. The Fund's assets have declined less in value (11.4%) than the prices on long-term Treasury bonds (15.2%), yet the stock price of the Fund has declined more (23.8%) than either bond prices or the value of the underlying assets since December 31, 1998.

During November, the Federal Reserve Bank raised the Federal Funds rate by 0.25% for the third time since June, but adjusted their tightening bias for future moves to a neutral posture. In a year when the Federal Funds rate has increased by 0.75%, Treasury yields have increased substantially more. The 2-year yield has increased by 1.70%, the 10-year by 1.78% and the 30-year by 1.39%. The continued strength of the U.S. economy, particularly the robust employment situation has been the impetus for the Fed's vigilance against any threat of future inflation. At this writing, the economy appears to have weathered Y2K without any visible negative impact.

Looking forward, we expect the Federal Reserve to keep its attention focused on the potential for any inflation and to continue to act to raise rates if it believes that would be necessary. The market level of interest rates would seem to expect further tightenings, perhaps as soon as the February FOMC meeting. The Fund's Net Asset Value and its stock price will continue to be heavily influenced by the overall direction of interest rates.

The table below updates the portfolio quality of the Fund's assets compared to the end of the two prior fiscal years as well as the September 1999 quarter-end:


--------------------------------------------------------------------------------
            Percent of Total Investment (Standard & Poor's Ratings)
--------------------------------------------------------------------------------

                           U.S.
                        Treasuries,
                        Agencies &                                                        B and        Not
Period Ended             AAA-Rated        AA           A           BBB          BB        Lower       Rated
--------------------   ------------   ---------   ----------   ----------   ---------   ---------   ---------
December 31, 1999         15.3%          3.5%        31.5%        44.4%        4.8%        0.2%        0.3%
September 30, 1999        15.4%          3.4%        28.9%        46.9%        4.8%        0.3%        0.3%
March 31, 1999            16.9%          3.4%        29.2%        44.6%        5.3%        0.3%        0.3%
March 31, 1998            19.9%          0.0%        31.9%        44.0%        3.0%        0.9%        0.3%

Changes in the composition of ratings was influenced by the upgrading of several credits, Continental Cablevision, Dell Computer, Ford Motor and HSBC America, by either S&P or Moody's during the past quarter. Please refer to the Schedule of Net Assets for details on portfolio holdings.

On December 16, 1999, the Fund's Board of Directors declared a dividend payment of $0.3625 per share payable January 25, 2000 to shareholders of record on December 30, 1999.

We would like to remind shareholders of the opportunities presented by the Fund's dividend reinvestment plan as detailed in the Fund's prospectus and referred to inside the back cover of this report. The dividend reinvestment plan affords shareholders a price advantage by purchasing shares at the lower of Net Asset Value or market price. This means that the reinvestment is at market price when the Fund is trading at a discount to Net Asset Value or at Net Asset Value per share when market trading is at a premium to that value. To participate in the plan, please contact EquiServe, First Chicago Trust Division, the Fund's Transfer Agent and Dividend Paying Agent, at 201-324-0498.



Sincerely,
/s/ JOHN H. DONALDSON

John H. Donaldson, CFA
President

SCHEDULE OF NET ASSETS
(unaudited)                                         December 31, 1999



                                                                       Moody's/
                                                                      Standard &
                                                                        Poor's        Principal      Identified Cost        Value
                                                                       Rating**    Amount (000's)        (Note 2)         (Note 1)
                                                                     -----------  ----------------  -----------------  -------------
LONG TERM DEBT SECURITIES (97.39%)

ELECTRIC UTILITIES (9.54%)
Calpine Corp., 7.75%, 04/15/09 ....................................    Ba1/BB+         $   250         $    249,845     $    236,250
Cleveland Electric Illum., 1st Mtge., 9.00%, 07/01/23 .............    Ba1/BB+           1,800            1,662,876        1,807,852
CMS Energy Corp., 7.50%, 01/15/09 .................................     Ba3/BB           1,000            1,000,000          902,731
Hydro-Quebec Debs., 8.25%, 04/15/26 ...............................     A2/A+            1,550            1,475,994        1,613,628
Niagara Mohawk Power Co., 1st Mtge., 8.75%, 04/01/22 ..............   Baa2/BBB+          1,000            1,028,220          999,618
Midamerican Funding LLC, 6.927%, 03/01/29, 144A ...................   Baa1/BBB+            500              500,000          432,682
Utilicorp United Inc., Sr. Notes, 8.27%, 11/15/21 .................    Baa3/BBB          1,000            1,090,000          982,621
                                                                                                       ------------     ------------
                                                                                                          7,006,935        6,975,382
FINANCIAL (16.10%)                                                                                     ------------     ------------
Citicorp Capital II, Capital Securities, 8.015%, 02/15/27 .........     Aa3/A            2,000            2,012,070        1,879,123
EOP Operating LP, Notes, 7.25%, 02/15/18 ..........................   Baa1/BBB+          1,000              991,900          875,123
FBS Capital I, Capital Securities, 8.09%, 11/15/26 ................    A1/BBB+           2,000            1,993,370        1,879,156
HSBC America Capital II, 8.38%, 05/15/27, 144A ....................     A1/A-            2,500            2,570,605        2,351,935
Liberty Property Trust, 7.50%, 01/15/18 ...........................   Baa3/BBB-          1,000              998,430          847,737
Penn Central Corp., Sub. Notes, 10.625%, 04/15/00 .................    Baa3/BBB          1,000            1,150,640        1,006,250
Penn Central Corp., Sub. Notes, 10.875%, 05/01/11 .................    Baa3/BBB          1,500            1,634,965        1,647,165
Spieker Properties, 7.875%, 12/01/16 ..............................    Baa2/BBB          1,000            1,001,830          923,439
West Deutsche LB, NY, 6.05%, 01/15/09 .............................    Aa1/AA+             400              398,988          357,754
                                                                                                       ------------     ------------
                                                                                                         12,752,798       11,767,682
INDUSTRIAL & MISCELLANEOUS (38.57%)                                                                    ------------     ------------
Apache Corp., 7.70%, 03/15/26 .....................................   Baa1/BBB+            500              525,280          481,181
Chiquita Brands Int'l. Inc., Sr. Notes, 10.25%, 11/01/06 ..........     B1/B+              250              255,625          181,250
Dell Computer Corp., Sr. Debs., 7.10%, 04/15/28 ...................    A3/BBB+           1,500            1,503,520        1,349,508
Georgia-Pacific Corp., Debs., 9.625%, 03/15/22 ....................   Baa2/BBB-          1,000            1,059,240        1,049,231
Harcourt General Inc., Sr. Debs., 8.875%, 06/01/22 ................    Baa2/BBB          2,000            2,157,020        2,099,084
Harcourt General Inc., Debs., 7.30%, 08/01/97 .....................    Baa2/BBB          1,500            1,488,886        1,236,759
K N Energy Inc., Debs., 8.75%, 10/15/24 ...........................   Baa2/BBB-          1,150            1,263,799        1,149,292
Meritor Automotive Inc., 6.08%, 02/15/09 ..........................    Baa2/BBB            500              465,740          455,923
News America Holdings Inc., Gtd. Sr. Debs., 10.125%, 10/15/12 .....   Baa3/BBB-          2,050            2,163,503        2,255,424
News America Holdings Inc., Notes, 7.90%, 12/01/95 ................   Baa3/BBB-          1,400            1,298,624        1,277,731
Owens Corning, 7.70%, 05/01/08 ....................................   Baa3/BBB-            500              482,890          466,111
Phillip Morris Co., Inc., Debs., 7.75%, 01/15/27 ..................      A2/A            3,000            3,007,020        2,708,778
Smurfit Capital Funding, Gtd. Debs., 7.50%, 11/20/25 ..............    Baa1/A-           2,000            1,990,780        1,793,238
Texaco Capital Inc., Gtd. Debs., 7.50%, 03/01/43 ..................     A1/A+            2,000            1,977,920        1,864,638
Time Warner Inc., Debs., 9.15%, 02/01/23 ..........................    Baa3/BBB          3,000            3,159,700        3,346,986
Tricon Global Restaurant, Sr. Notes, 7.65%, 05/15/08 ..............     Ba1/BB             500              498,875          473,396
TRW Inc., Sr. Notes, 9.375%, 04/15/21 .............................    Baa1/BBB            303              320,893          340,913
Tyco Int'l. Group SA, Yankee, 6.875%, 01/15/29 ....................    Baa1/A-             750              651,998          638,760
Union Camp Corp., 9.25%, 02/01/11 .................................    A3/BBB+           1,500            1,486,305        1,642,941
Union Pacific Resources Co., 7.00%, 10/15/06 ......................   Baa3/BBB-            750              728,985          715,338
Western Atlas Inc., Debs., 8.55%, 06/15/24 ........................      A2/A            2,539            2,651,997        2,671,175
                                                                                                       ------------     ------------
                                                                                                         29,138,600       28,197,657
TELEPHONE & COMMUNICATIONS (9.32%)                                                                     ------------     ------------
Continental Cablevision, Sr. Debs., 9.50%, 08/01/13 ...............    Baa2/BBB          1,000            1,120,000        1,091,995
New York Telephone, 9.375%, 07/15/31 ..............................     A2/A+            1,250            1,426,113        1,311,783
Sprint Capital Corp., 6.875%, 11/15/28 ............................   Baa1/BBB+          1,000              992,220          889,570
TCI Communications, Inc., Sr. Debs., 9.25%, 01/15/23 ..............     A2/AA-           2,000            1,991,940        2,151,692
Worldcom, Inc., 6.95%, 08/15/28 ...................................     A3/A-            1,500            1,485,975        1,368,189
                                                                                                       ------------     ------------
                                                                                                          7,016,248        6,813,229
                                                                                                       ------------     ------------

(unaudited)                                         December 31, 1999



                                                             Moody's/
                                                            Standard &
                                                              Poor's        Principal      Identified Cost       Value
                                                             Rating**    Amount (000's)        (Note 2)         (Note 1)
                                                           -----------  ----------------  -----------------  -------------
TRANSPORTATION (8.92%)
AMR Corp., Debs., 10.00%, 04/15/21 ......................   Baa2/BBB-      $    2,000       $   2,148,940     $ 2,249,326
Auburn Hills Trust, Gtd. Ctfs., 12.00%, 05/01/20 ........     A1/A+             1,000           1,000,000       1,447,251
Ford Holdings, Inc., Gtd. Debs., 9.375%, 03/01/20 .......     A1/A+             1,000           1,117,790       1,139,640
Ford Motor Co., Debs., 8.90%, 01/15/32 ..................     A1/A+             1,500           1,480,350       1,686,341
                                                                                            -------------     -----------
                                                                                                5,747,080       6,522,558
                                                                                            -------------     -----------
MORTGAGE BACKED SECURITIES (3.45%)
FNMA Pool # 313411, 7.00%, 03/01/04 .....................     NR/NR               670             707,772         699,344
GNMA Pool # 780374, 7.50%, 12/15/23 .....................     NR/NR               477             472,929         474,231
GNMA Pool # 417239, 7.00%, 02/15/26 .....................     NR/NR             1,389           1,408,752       1,344,855
                                                                                            -------------     -----------
                                                                                                2,589,453       2,518,430
                                                                                            -------------     -----------
TAXABLE MUNICIPAL BONDS (0.70%)
Greater Orlando Aviation Authority, 8.20%, 10/01/12 .....    Aaa/AAA              500             551,875         514,086
                                                                                            -------------     -----------
U.S. GOVERNMENT & AGENCIES (10.79%)
U.S. Treasury Bonds, 10.75%, 08/15/05 ...................     NR/NR             1,600           2,120,750       1,910,000
U.S. Treasury Bonds, 7.875%, 02/15/21 ...................     NR/NR             3,900           4,051,031       4,358,250
U.S. Treasury Bonds, 8.125%, 08/15/21 ...................     NR/NR             1,000           1,016,406       1,147,500
U.S. Treasury Bonds, 6.25%, 08/15/23 ....................     NR/NR               500             548,125         471,563
                                                                                            -------------     -----------
                                                                                                7,736,312       7,887,313
                                                                                            -------------     -----------
TOTAL LONG-TERM DEBT SECURITIES .........................                                      72,539,301      71,196,337
                                                                                            -------------     -----------
INVESTMENT COMPANIES (2.23%)                                                 Shares
                                                                             ------
High Yield Plus Fund ....................................                      33,333             223,875         208,331
Republic U.S. Govt. Money Market Fund ...................                   1,421,862           1,421,862       1,421,862
                                                                                            -------------     -----------
                                                                                                1,645,737       1,630,193
                                                                                            -------------     -----------
TOTAL INVESTMENTS (99.62%) ..............................                                   $  74,185,038*     72,826,530
                                                                                            =============
OTHER ASSETS AND LIABILITIES (0.38%) ....................                                                         274,826
                                                                                                              -----------
NET ASSETS (100.00%) ....................................                                                     $73,101,356
                                                                                                              ===========

 * The cost for federal income tax purposes was $74,237,225. At December 31, 1999, net unrealized depreciation was $1,410,695. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $2,144,695 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over fair value of $3,555,390.
** Ratings for debt securities are unaudited.
144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the period, these securities amounted to 3.8% of net assets.

Legend
Ctfs -- Certificates
Debs -- Debentures
Gtd -- Guaranteed
Sr -- Senior
Sub -- Subordinated




   The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES (unaudited)
December 31, 1999

Assets:
   Investment in securities at value ( identified cost $74,185,038) (Note 1)..............    $ 72,826,530
   Cash ..................................................................................             448
   Interest receivable ...................................................................       1,658,713
   Dividends receivable ..................................................................           2,917
   Other assets ..........................................................................           6,769
                                                                                              ------------
     TOTAL ASSETS ........................................................................      74,495,377
                                                                                              ------------
Liabilities:
   Due to Advisor ........................................................................          35,290
   Dividends payable .....................................................................       1,331,556
   Accrued expenses payable ..............................................................          27,175
                                                                                              ------------
     TOTAL LIABILITIES ...................................................................       1,394,021
                                                                                              ------------
Net assets: (equivalent to $19.90 per share based on 3,673,258 shares of capital stock
  outstanding) ...........................................................................    $ 73,101,356
                                                                                              ============

NET ASSETS consisted of:
   Par value .............................................................................    $  3,673,258
   Capital paid-in .......................................................................      72,405,142
   Dividends paid in excess of net investment income .....................................      (1,326,338)
   Accumulated net realized loss on investments ..........................................        (292,198)
   Net unrealized depreciation of investments ............................................      (1,358,508)
                                                                                              ------------
                                                                                              $ 73,101,356
                                                                                              ============

STATEMENT OF OPERATIONS (unaudited)
For the nine months ended December 31, 1999

Investment Income:
   Interest ...............................................................                      $  4,536,694
   Dividends ..............................................................                            15,116
                                                                                                 ------------
     Total Investment Income ..............................................                         4,551,810
                                                                                                 ------------
Expenses:
     Investment advisory fees (Note 4) ....................................    $    327,275
     Transfer agent fees ..................................................          36,725
     Insurance ............................................................           1,258
     NYSE fees ............................................................          12,350
     Directors' fees and expenses .........................................          20,301
     Audit fees ...........................................................          15,747
     State and local taxes ................................................          15,169
     Legal fees and expenses ..............................................          14,094
     Reports to shareholders ..............................................          18,676
     Custodian fees .......................................................           5,579
     Miscellaneous ........................................................          28,564
                                                                               ------------
     Total Expenses .......................................................                           495,738
                                                                                                 ------------
        Net Investment Income .............................................                         4,056,072
                                                                                                 ------------
Realized and unrealized gain (loss) on investments (Note 1):
   Net realized loss from security transactions ...........................                          (240,011)
                                                                                                 ------------
   Unrealized appreciation (depreciation) of investment:
     Beginning of period ..................................................       5,525,189
     End of period ........................................................      (1,358,508)
                                                                               ------------
        Change in unrealized appreciation (depreciation) of investments ...                        (6,883,697)
                                                                                                 ------------
          Net realized and unrealized loss on investments .................                        (7,123,708)
                                                                                                 ------------
          Net decrease in net assets resulting from operations ............                      $ (3,067,636)
                                                                                                 ============

   The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                          Nine Months Ended
                                                                                          December 31, 1999      Year Ended
                                                                                             (unaudited)       March 31, 1999
                                                                                         -------------------  ---------------
Increase (Decrease) in net assets:
Operations:
 Net investment income ................................................................     $  4,056,072       $  5,560,689
 Net realized gain (loss) from security transactions (Note 2) .........................         (240,011)           340,192
 Change in unrealized appreciation (depreciation) of investments ......................       (6,883,697)        (1,825,507)
                                                                                            ------------       ------------
 Net increase (decrease) in net assets resulting from operations ......................       (3,067,636)         4,075,374
                                                                                            ------------       ------------
Dividends to shareholders from net investment income ..................................       (4,056,072)        (5,472,586)
Dividends to shareholders in excess of net investment income ..........................       (1,334,434)                --
Distributions to shareholders from net realized gain ..................................               --           (422,993)
                                                                                            ------------       ------------
                                                                                              (5,390,506)        (5,895,579)
                                                                                            ------------       ------------
Capital share transactions:
 Net asset value of shares issued to shareholders in reinvestment of dividends from
   net investment income (Note 5) .....................................................               --                 --
                                                                                            ------------       ------------
 Decrease in net assets ...............................................................       (8,458,142)        (1,820,205)
Net Assets:
 Beginning of period ..................................................................       81,559,498         83,379,703
                                                                                            ------------       ------------
 End of period ........................................................................     $ 73,101,356       $ 81,559,498
                                                                                            ============       ============


                HOW TO ENROLL IN THE DIVIDEND REINVESTMENT PLAN

        1838 Bond-Debenture Trading Fund (the "Fund") has established a plan for the automatic investment of dividends and distributions which all shareholders of record are eligible to join. The method by which shares are obtained is explained on page 10. The Fund has appointed Equiserve, First Chicago Trust Division, to act as the Agent of each shareholder electing to participate in the plan. Information and application forms are available from Equiserve, First Chicago Trust Division, P.O. Box 2500, Jersey City, New Jersey 07303-2500.















   The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                                                        Nine Months
                                                           Ended
                                                     December 31, 1999
                                                        (unaudited)
                                                    -------------------
Per Share Operating Performance
Net asset value, beginning of period .............      $   22.20
                                                        ---------
 Net investment income ...........................           1.10
 Net realized and unrealized gain (loss) on
   investments ...................................         ( 1.93)
                                                        ---------
Total from investment operations .................         ( 0.83)
                                                        ---------
Less distributions
 Dividends from net investment income ............         ( 1.10)
 Dividends in excess of net investment income              ( 0.37)
 Distributions from net realized gain ............           0.00
 Distributions from tax return of capital ........           0.00
                                                        ---------
Total distributions ..............................         ( 1.47)
                                                        ---------
Net asset value, end of period ...................      $   19.90
                                                        =========
Per share market price, end of period ............      $   16.19
                                                        =========
Total Investment Return
 Based on market value ...........................         (17.12)%
Ratios/Supplemental Data
Net assets, end of the period (in 000's) .........      $  73,101
 Ratio of expenses to average net assets .........           0.86%*
 Ratio of net investment income to average net
   assets ........................................           7.04%*
 Portfolio turnover rate .........................           6.45%
Number of shares outstanding at the end of the
 period (in 000's) ...............................           3,673

                                                                         Year Ended March 31,
                                                    ---------------------------------------------------------------
                                                        1999         1998         1997         1996         1995
                                                    -----------  -----------  -----------  -----------  -----------
Per Share Operating Performance
Net asset value, beginning of period .............    $ 22.70      $ 20.61      $ 21.15      $ 20.64      $ 21.45
                                                      -------      -------      -------      -------      -------
 Net investment income ...........................       1.52         1.51         1.51         1.58         1.58
 Net realized and unrealized gain (loss) on
   investments ...................................     ( 0.41)        2.11       ( 0.49)        0.61       ( 0.67)
                                                      -------      -------      -------      -------      -------
Total from investment operations .................       1.11         3.62         1.02         2.19         0.91
                                                      -------      -------      -------      -------      -------
Less distributions
 Dividends from net investment income ............     ( 1.48)      ( 1.51)      ( 1.51)      ( 1.58)      ( 1.58)
 Dividends in excess of net investment income            0.00       ( 0.02)      ( 0.02)        0.00       ( 0.01)
 Distributions from net realized gain ............     ( 0.13)        0.00         0.00       ( 0.06)        0.00
 Distributions from tax return of capital ........       0.00         0.00       ( 0.03)      ( 0.04)      ( 0.13)
                                                      -------      -------      -------      -------      -------
Total distributions ..............................     ( 1.61)      ( 1.53)      ( 1.56)      ( 1.68)      ( 1.72)
                                                      -------      -------      -------      -------      -------
Net asset value, end of period ...................    $ 22.20      $ 22.70      $ 20.61      $ 21.15      $ 20.64
                                                      =======      =======      =======      =======      =======
Per share market price, end of period ............    $ 20.69      $ 20.81      $ 19.75      $ 21.25      $ 20.13
                                                      =======      =======      =======      =======      =======
Total Investment Return
 Based on market value ...........................       7.28%       13.11%        0.28%       13.91%        3.41%
Ratios/Supplemental Data
Net assets, end of the period (in 000's) .........    $81,559      $83,380      $75,721      $77,581      $75,384
 Ratio of expenses to average net assets .........       0.77%        0.85%        0.87%        0.86%        0.86%
 Ratio of net investment income to average net
   assets ........................................       6.70%        6.89%        7.27%        7.37%        7.83%
 Portfolio turnover rate .........................      17.89%       18.88%       32.83%       43.25%       35.38%
Number of shares outstanding at the end of the
 period (in 000's) ...............................      3,673        3,673        3,673        3,668        3,653

 * Annualized

   The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1 -- Significant Accounting Policies -- The 1838 Bond-Debenture Trading Fund ("the Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security Valuation -- Effective September 16, 1999, the Fund's Board of Directors authorized the following new pricing procedures for the Fund: In valuing the Fund's net assets, all securities for which representative market quotations are available will be valued at the last quoted sales price on the security's principal exchange on the day of valuation. If there are no sales of the relevant security on such day, the security will be valued at the bid price at the time of computation. Prices for securities traded in the over-the-counter market, including listed debt and preferred securities, whose primary market is believed to be over-the-counter, normally are supplied by independent pricing services. Securities for which market quotations are not readily available will be valued at their respective fair values as determined in good faith by, or under procedures established by the Board of Directors. At December 31, 1999 there were no securities valued by the Board of Directors.

   December 31, 1999 the Fund had invested 38.57% of its portfolio in long-term debt obligations of issuers engaged in industrial and other miscellaneous activities. The issuers' ability to meet these obligations may be affected by economic developments in their respective industries.

B. Determination of Gains or Losses on Sale of Securities -- Gains or losses on the sale of securities are calculated for accounting and tax purposes on the identified cost basis.

C. Federal Income Taxes -- It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

D. Other -- Security transactions are accounted for on the date the securities are purchased or sold. The Fund records interest income on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

E. Distributions to Shareholders -- Distributions of net investment income will be made quarterly. Distributions of net capital gains realized will be made annually. Income distributions and capital gain distributions are determined in accordance with U.S. Federal Income Tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments in market discount and mortgage backed securities.

Note 2 -- Portfolio Transactions -- The following is a summary of the security transactions for the nine month period ended December 31, 1999:

                                                                    Proceeds
                                                     Cost of       from Sales
                                                    Purchases     or Maturities
                                                  ------------   --------------
          U.S. Government Securities ..........    $        0      $  441,859
          Other Investment Securities .........     4,828,048       5,261,576

Note 3 -- Capital Stock -- At December 31, 1999, there were 10,000,000 shares of capital stock ($1.00 par value) authorized, with 3,673,258 shares issued and outstanding.

Note 4 -- Investment Advisory Contract and Payments to Affiliated Persons -- Under the terms of the current contract with 1838 Investment Advisors, Inc. (the "Advisor"), advisory fees are paid monthly to the Advisor at an annual rate of 1% on the first $40 million of the Fund's month end net assets and 1/2 of 1% on the excess.

Certain directors and officers of the Fund are also directors, officers and/or employees of the Advisor. None of the directors so affiliated receives compensation for services as a director of the Fund. Similarly, none of the Fund's officers receive compensation from the Fund.

Note 5 -- Dividend and Distribution Reinvestment -- In accordance with the terms of the Automatic Dividend Investment Plan, for shareholders who so elect, dividends and distributions are made in the form of previously unissued Fund shares at the net asset value if on the Friday preceding the payment date (the "Valuation Date") the closing New York Stock Exchange price per share, plus the brokerage commissions applicable to one such share equals or exceeds the net asset value per share. However, if the net asset value is less than 95% of the market price on the Valuation Date, the shares issued will be valued at 95% of the market price. If the net asset value per share exceeds market price plus commissions, the dividend or distribution proceeds are used to purchase Fund shares on the open market for participants in the Plan. During the period ended December 31, 1999, the Fund issued no shares under this Plan.

DIVIDEND REINVESTMENT PLAN

1838 Bond-Debenture Trading Fund (the "Fund") has established a plan for the automatic investment of dividends and distributions (the "Plan") pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. All shareholders of record are eligible to join the Plan. Equiserve, First Chicago Trust Division, acts as the agent (the "Agent") for participants under the Plan.

Shareholders whose shares are registered in their own names may elect to participate in the Plan by completing an authorization form and returning it to the Agent. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

Dividends and distributions are reinvested under the Plan as follows. If the market price per share on the Friday before the payment date for the dividend or distribution (the "Valuation Date"), plus the brokerage commissions applicable to one such share, equals or exceeds the net asset value per share on that date, the Fund will issue new shares to participants valued at the net asset value or, if the net asset value is less than 95% of the market price on the Valuation Date, then valued at 95% of the market price. If net asset value per share on the Valuation Date exceeds the market price per share on that date, plus the brokerage commissions applicable to one such share, the Agent will buy shares on the open market, on the New York Stock Exchange, for the participants' accounts. If before the Agent has completed its purchases, the market price exceeds the net asset value of shares, the average per share purchase price paid by the Agent may exceed the net asset value of shares, resulting in the acquisition of fewer shares than if the dividend or distribution has been paid in shares issued by the Fund at net asset value.

There is no charge to participants for reinvesting dividends or distributions payable in either shares or cash. The Agent's fees for handling of reinvestment of such dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or cash. However, each participant will be charged by the Agent a pro rata share of brokerage commissions incurred with respect to Agent's open market purchases in connection with the reinvestment of dividends or distributions payable only in cash.

For purposes of determining the number of shares to be distributed under the Plan, the net asset value is computed on the Valuation Date and compared to the market value of such shares on such date. The Plan may be terminated by a participant by delivery of written notice of termination to the Agent at the address shown below. Upon termination, the Agent will cause a certificate or certificates for the full shares held for a participant under the Plan and a check for any fractional shares to be delivered to the former participant.

Distributions of investment company taxable income that are invested in additional shares generally are taxable to shareholders as ordinary income. A capital gain distribution that is reinvested in shares is taxable to shareholders as long-term capital gain, regardless of the length of time a shareholder has held the shares or whether such gain was realized by the Fund before the shareholder acquired such shares and was reflected in the price paid for the shares.

Plan information and authorization forms are available from Equiserve, First Chicago Trust Division, P.O. Box 2500, Jersey City, New Jersey, 07303-2500.


              HOW TO GET ASSISTANCE WITH SHARE TRANSFER OR DIVIDENDS
      Contact Your Transfer Agent, Equiserve, First Chicago Trust Division, P.O. Box 2500, Jersey City, New Jersey 07303-2500, or call 201-324-0498

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


                                    DIRECTORS
                                   ----------

                                W. THACHER BROWN
                               JOHN GILRAY CHRISTY
                                MORRIS LLOYD, JR.
                                J. LAWRENCE SHANE


                                    OFFICERS
                                   ----------

                                JOHN H. DONALDSON
                                    President
                               ANNA M. BENCROWSKY
                                 Vice President
                                  and Secretary
                                CLIFFORD D. CORSO
                                 Vice President


                               INVESTMENT ADVISOR
                                   ----------

                         1838 INVESTMENT ADVISORS, INC.
                     FIVE RADNOR CORPORATE CENTER, SUITE 320
                               100 MATSONFORD ROAD
                                RADNOR, PA 19087


                                    CUSTODIAN
                                   ----------

                                  HSBC BANK USA
                                452 FIFTH AVENUE
                               NEW YORK, NY 10018


                                 TRANSFER AGENT
                                   ----------

                     EQUISERVE, FIRST CHICAGO TRUST DIVISION
                                  P.O. BOX 2500
                           JERSEY CITY, NJ 07303-2500


                                     COUNSEL
                                   ----------

                               PEPPER HAMILTON LLP
                              3000 TWO LOGAN SQUARE
                            EIGHTEENTH & ARCH STREETS
                             PHILADELPHIA, PA 19103


                                    AUDITORS
                                   ----------

                           PRICEWATERHOUSECOOPERS LLP
                           1177 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10036


                                      1838
                          BOND--DEBENTURE TRADING FUND
                                   ----------

                         FIVE RADNOR CORPORATE CENTER,

                                    SUITE 320

                               100 MATSONFORD ROAD

                                RADNOR, PA 19087



                               [GRAPHIC OMITTED]

                                Quarterly Report

                                December 31, 1999